SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 14, 2007

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E-Business Way, Suite 400, Sharonville, Ohio	45241
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Multi-Color Corporation (the Company) previously completed the sale of Quick Pak, its Packaging Services Division, to NFI Industries, Inc., as reported in the Company’s Form 8-K filed on July 2, 2007.

Accounting Principles Generally Accepted in the United States of America require that when a component of an entity, such as Quick Pak, has been reported as a discontinued operation, financial information for prior periods must also be reported on a comparable basis presenting the financial results of the component in discontinued operations.

As a result of these requirements, the prior period comparable information for the first quarter ended June 30, 2006 included in the Company’s Form 10-Q for the quarter ended June 30, 2007 was reported presenting Quick Pak as a discontinued operation. The purpose of this Form 8-K is to present, for informational purposes, the results of operations for the four quarterly periods and the fiscal year ended March 31, 2007, reflective of the change referred to above.

The results of operations presented in this Form 8-K for the quarterly periods ended September 30, 2006, December 31, 2006, and March 31, 2007, and the fiscal year ended March 31, 2007 will be reported in the Company’s Form 10-Q for the quarter ended September 30, 2007, the Form 10-Q for the quarter ended December 31, 2007, and the Form 10-K for the fiscal year ended March 31, 2008, respectively, when these Forms are filed with the Securities and Exchange Commission.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Multi-Color Corporation

Condensed Consolidated Statements of Income

(in 000’s except per share data) Unaudited

Three Months Ended June 30,2006
Revenues	$46,150
Cost of Goods Sold	37,326

Gross Profit	8,824
Gross Margin	19%
Selling, General & Administrative	4,767

Operating Income	4,057

Other (Income) Expense	(57)
Interest Expense	351

Income from Continuing Operations before Taxes	3,763
Provision for Taxes	1,390

Income from Continuing Operations	2,373
Income from Discontinued Operations, Net of Tax	113

Net Income	$2,486

Basic Earnings Per Share:
Income from Continuing Operations	$0.36
Income from Discontinued Operations	$0.02

Basic Earnings Per Share	$0.38

Diluted Earnings Per Share:
Income from Continuing Operations	$0.35
Income from Discontinued Operations	$0.02

Diluted Earnings Per Share	$0.37

Basic Shares Outstanding	6,578
Diluted Shares Outstanding	6,793

	Three Months Ended September 30, 2006	Six Months Ended September 30, 2006
Revenues	$49,027	$95,177
Cost of Goods Sold	39,448	76,774

Gross Profit	9,579	18,403
Gross Margin	20%	19%
Selling, General & Administrative	4,972	9,739

Operating Income	4,607	8,664

Other (Income) Expense	(39)	(96)
Interest Expense	322	673

Income from Continuing Operations before Taxes	4,324	8,087
Provision for Taxes	1,623	3,013

Income from Continuing Operations	2,701	5,074
Income from Discontinued Operations, Net of Tax	427	540

Net Income	$3,128	$5,614

Basic Earnings Per Share:
Income from Continuing Operations	$0.41	$0.77
Income from Discontinued Operations	$0.06	$0.08

Basic Earnings Per Share	$0.47	$0.85

Diluted Earnings Per Share:
Income from Continuing Operations	$0.40	$0.75
Income from Discontinued Operations	$0.06	$0.08

Diluted Earnings Per Share	$0.46	$0.83

Basic Shares Outstanding	6,587	6,582
Diluted Shares Outstanding	6,784	6,789

Multi-Color Corporation

Condensed Consolidated Statements of Income

(in 000’s except per share data) Unaudited

	Three Months Ended December 31, 2006	Nine Months Ended December 31, 2006
Revenues	$46,958	$142,135
Cost of Goods Sold	38,371	115,145

Gross Profit	8,587	26,990
Gross Margin	18%	19%
Selling, General & Administrative	5,083	14,822
Acquisition Expenses	3,048	3,048

Operating Income	456	9,120

Other (Income) Expense	(257)	(353)
Interest Expense	228	901

Income from Continuing Operations before Taxes	485	8,572
Provision for Taxes	182	3,195

Income from Continuing Operations	303	5,377
Income from Discontinued Operations, Net of Tax	1,226	1,766

Net Income	$1,529	$7,143

Basic Earnings Per Share:
Income from Continuing Operations	$0.05	$0.81
Income from Discontinued Operations	$0.18	$0.27

Basic Earnings Per Share	$0.23	$1.08

Diluted Earnings Per Share:
Income from Continuing Operations	$0.04	$0.79
Income from Discontinued Operations	$0.18	$0.26

Diluted Earnings Per Share	$0.22	$1.05

Basic Shares Outstanding	6,608	6,591
Diluted Shares Outstanding	6,822	6,800

	Three Months Ended March 31, 2007	Year Ended March 31, 2007
Revenues	$50,416	$192,551
Cost of Goods Sold	40,257	155,402

Gross Profit	10,159	37,149
Gross Margin	20%	19%
Selling, General & Administrative	5,433	20,255
Acquisition Expenses	0	3,048

Operating Income	4,726	13,846

Other (Income) Expense	(74)	(427)
Interest Expense	135	1,036

Income from Continuing Operations before Taxes	4,665	13,237
Provision for Taxes	1,430	4,625

Income from Continuing Operations	3,235	8,612
Income from Discontinued Operations, Net of Tax	648	2,414

Net Income	$3,883	$11,026

Basic Earnings Per Share:
Income from Continuing Operations	$0.48	$1.30
Income from Discontinued Operations	$0.10	$0.37

Basic Earnings Per Share	$0.58	$1.67

Diluted Earnings Per Share:
Income from Continuing Operations	$0.47	$1.26
Income from Discontinued Operations	$0.10	$0.36

Diluted Earnings Per Share	$0.57	$1.62

Basic Shares Outstanding	6,640	6,603
Diluted Shares Outstanding	6,858	6,814

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ James H. Reynolds
Name:	James H. Reynolds
Title:	Vice President, Corporate Controller and Chief Accounting Officer

Date: September 14, 2007